UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2020
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QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)
  __________________________

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas 77002
(Address of Principal Executive Offices)
(832) 518-4094
(Registrant’s Telephone Number, Including Area Code)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	QES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.
On July 9, 2020, Quintana Energy Services Inc. (the “Company”),Quintana Energy Services, LLC (“QES LLC”), the various other borrowers party thereto (together with the Company and QES LLC, the “Borrowers”), Bank of America, N.A., as agent, and the lenders party thereto, entered into that certain First Amendment to Loan, Security and Guaranty Agreement (the “Amendment”), which amended certain terms of that certain Loan, Security and Guaranty Agreement, dated as of February 13, 2018, by and among the Borrowers, Bank of America, N.A., as agent, and each of lenders party thereto (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

The Amendment provides for, among other things, a reduction of total commitments to $50.0 million on the effective date of the Amendment, with corresponding reductions in the definitions of various trigger periods under the Credit Agreement. Additionally, the Amendment increases the Applicable Margin (as defined in the Credit Agreement) by 50 basis points at each level of the pricing grid.

The foregoing description of the Amendment does not purport to be complete. The description of the Amendment herein is qualified by reference to the copy of the Amendment filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1*+
First Amendment to Loan, Security, and Guaranty Agreement, dated as of July 9, 2020, among Quintana Energy Services Inc., Quintana Energy Services, LLC and each other person signatory thereto as a borrower, as borrowers, Bank of America, N.A., as agent, and the lenders party thereto.

* Furnished herewith.
+Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
QUINTANA ENERGY SERVICES INC.

July 10, 2020	By: /s/ Christopher J. Baker
Name: Christopher J. Baker
Title: Chief Executive Officer, President and Director